EXHIBIT 99.1

For Immediate Release	Contact:	Ashley Barrie
860-416-3657
Ashley.Barrie@Carrier.com

Carrier Announces Agreement to Sell its Chubb Fire & Security Business to APi Group Corporation

PALM BEACH GARDENS, Fla, July 27, 2021 – Carrier Global Corporation (NYSE: CARR), the leading global provider of healthy, safe, sustainable and intelligent building and cold chain solutions, has agreed to sell its Chubb fire and security business to APi Group Corporation (NYSE: APG) for an enterprise value of $3.1 billion. The sale enables Carrier to focus on its core businesses and to re-allocate net proceeds consistent with its stated capital allocation priorities, including funding organic and inorganic growth, dividends, and share repurchases within a solid investment grade credit rating.

Headquartered in the United Kingdom, Chubb has approximately 13,000 employees globally and a sales and service network spanning 17 countries in Europe, Asia Pacific and Canada. The business is a globally recognized fire safety and security provider, offering customers complete and reliable services from design and installation to monitoring and ongoing maintenance.

Carrier’s global fire and security products business is not part of this transaction and remains an important part of Carrier’s portfolio and our healthy, safe, sustainable and intelligent building strategy.

“Carrier continually assesses all aspects of our global portfolio to ensure alignment with our strategic business priorities and optimal value for our stakeholders,” said Carrier Chairman & CEO Dave Gitlin. “This transaction drives greater focus for Carrier and allows us to re-allocate proceeds from the divestiture toward our higher strategic imperatives. It also provides Chubb the opportunity to unlock new potential, building on its history and dedication to customer service excellence, its 200-year brand legacy and highly skilled network of global service providers and technicians. We look forward to seeing the growth potential Chubb will have under the ownership of APi Group.”

The proposed sale is subject to a consultation process and regulatory approvals. It is expected to close in late Q4 2021 or early Q1 2022. Management will provide additional details on the transaction and use of proceeds during its second-quarter 2021 earnings call on July 29, 2021.

BofA Securities is acting as financial advisor to Carrier, and Paul, Weiss, Rifkind, Wharton & Garrison and Linklaters are acting as external legal counsel.

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About Carrier

As the leading global provider of healthy, safe, sustainable and intelligent building and cold chain solutions, Carrier Global Corporation is committed to making the world safer, sustainable and more comfortable for generations to come. From the beginning, we've led in inventing new technologies and entirely new industries. Today, we continue to lead because we have a world-class, diverse workforce that puts the customer at the center of everything we do. For more information, visit www.corporate.carrier.com or follow Carrier on social media at @Carrier.

Cautionary Statement

This communication contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “outlook,” “confident,” “scenario” and other words of similar meaning in connection with a discussion of future operating or financial performance or the separation and distribution from United Technologies Corporation (the “Separation” and the “Distribution”), since renamed Raytheon Technologies Corporation. Forward-looking statements may include, among other things, statements relating to future sales, earnings, cash flow, results of operations, uses of cash, share repurchases, tax rates and other measures of financial performance or potential future plans, strategies or transactions of Carrier, the estimated costs associated with the Separation, Carrier’s plans with respect to our indebtedness and other statements that are not historical facts. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995. Such risks, uncertainties and other factors include, without limitation: (1) the effect of economic conditions in the industries and markets in which Carrier and our businesses operate in the U.S. and globally and any changes therein, including financial market conditions, fluctuations in commodity prices, interest rates and foreign currency exchange rates, levels of end market demand in construction, the impact of weather conditions, pandemic health issues (including COVID-19 and its effects, among other things, on production and on global supply, demand and distribution as the outbreak continues and results in a prolonged period of travel, commercial and other restrictions and limitations), natural disasters and the financial condition of our customers and suppliers; (2) challenges in the development, production, delivery, support, performance and realization of the anticipated benefits of advanced technologies and new products and services; (3) future levels of indebtedness, capital spending and research and development spending; (4) future availability of credit and factors that may affect such availability, including credit market conditions and Carrier’s capital structure and credit ratings; (5) the timing and scope of future repurchases of Carrier’s common stock, including market conditions and the level of other investing activities and uses of cash; (6) delays and disruption in the delivery of materials and services from suppliers; (7) cost reduction efforts and restructuring costs and savings and other consequences thereof; (8) new business and investment opportunities; (9) risks resulting from being a smaller, less diversified company than prior to the Separation; (10) the outcome of legal proceedings, investigations and other contingencies; (11) the impact of pension plan assumptions on future cash contributions and earnings; (12) the impact of the negotiation of collective bargaining agreements and labor disputes; (13) the effect of changes in political conditions in the U.S. (including in connection with the Biden administration in Washington, D.C.) and other countries in which Carrier and our businesses operate, including the effect of changes in U.S. trade policies or the United Kingdom’s withdrawal from the European Union, on general market conditions, global trade policies and currency exchange rates in the near term and beyond; (14) the effect of changes (including potentially as a result of the Biden administration in Washington, D.C.) in tax, environmental, regulatory (including among other things import/export) and other laws and regulations in the U.S. and other countries in which we and our businesses operate; (15) the ability of Carrier to retain and hire key personnel; (16) the scope, nature, impact or timing of acquisition and divestiture activity, including among other things integration of acquired businesses into existing businesses and realization of synergies and opportunities for growth and innovation and incurrence of related costs; (17) the expected benefits of the Separation; (18) a determination by the U.S. Internal Revenue Service and other tax authorities that the Distribution or certain related transactions should be treated as taxable transactions; (19) risks associated with indebtedness, including that incurred as a result of financing transactions undertaken in connection with the Separation, as well as our ability to reduce indebtedness and the timing thereof; (20) the risk that dis-synergy costs, costs of restructuring transactions and other costs incurred in connection with the Separation will exceed Carrier’s estimates; and (21) the impact of the Separation on Carrier’s business and Carrier’s resources, systems, procedures and controls, diversion of management’s attention and the impact on relationships with customers, suppliers, employees and other business counterparties.

The above list of factors is not exhaustive or necessarily in order of importance. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see Carrier’s reports on Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC from time to time. Any forward-looking statement speaks only as of the date on which it is made, and Carrier assumes no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

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